UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2009

Willing Holding, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-53496	26-0655541
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3 Centerview Drive

Suite 240

Greensboro, North Carolina 27407

(Address of Principal Executive Office) (Zip Code)

(336) 294-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements included in this document, or incorporated herein by reference, that do not relate to present or historical conditions are “forward-looking statements” within the meaning of that term in Section 21E of the Securities Exchange Act of 1934, as amended. Additional oral or written forward-looking statements may be made by the Company from time to time, and such statements may be included in documents that are filed with the Securities and Exchange Commission (“SEC”). Such forward-looking statements involve risks and uncertainties that could cause results or outcomes to differ materially from those expressed in the forward-looking statements. Forward-looking statements may include, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” “expects”, and “plans” and similar expressions are intended to identify forward-looking statements. The Company’s ability to predict projected results or the effect of events on the Company’s operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document.

References in this report on Form 8-K to “the Company” refer to Willing Holding, Inc.

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)    The Company is filing this Current Report on Form 8-K to disclose the restatement of its financial statements for the three months ended March 31, 2009 contained in the quarterly reports on Form 10-Q and Form 10-Q/A filed on May 27, 2009 and July 1, 2009, respectively, and the revision of its financial statements for the fiscal years ended December 31, 2008 and 2007 contained in the amendments to its registration statement on Form 10 filed on each of May 27, 2009 and July 1, 2009.

May 27, 2009 Restatement and Revision

The principal executive officer/principal financial officer of the Company concluded that the Company was required to restate its previously reported financial statements for the first fiscal quarter ended March 31, 2009 as a result of errors discovered by management during preparation of its amendment number 3 to its registration statement on Form 10 filed with the SEC on May 27, 2009 (“Form 10 No. 3”). In addition, the Company also revised the financial statements for the fiscal year ended December 31, 2008 included in Form 10 No. 3. Accordingly, the financial statements for the three months ended March 31, 2009 contained in the quarterly report on Form 10-Q filed with the SEC on May 14, 2009, as well as the financial statements for the fiscal year ended December 31, 2008 and the corresponding independent registered public accountant’s report contained in amendment number 2 to the Company’s registration statement on Form 10 filed with the SEC on April 28, 2009, should not be relied upon.

Based on the Company’s findings when preparing the Form 10 No. 3, changes were made to the balance sheet to show an effect of $250 for the issuance of 250,000 shares of the Company’s Series A Preferred Stock during the fiscal year ended December 31, 2008. In addition, the Company revised the treatment of the spin-off of the Company’s shares of common stock owned by Perfect Web Technologies, Inc. (“PWTI”), the Company’s former parent, to PWTI’s shareholders in order to account for the spin-off as an “as if pooling” transaction due to the related party nature of the transaction. The result is that the spin-off is no longer recognized as goodwill and therefore does not require impairment. In addition, the Company also removed the treatment of the spin-off as stock consideration with respect to additional paid in capital.

The effects of the restatement on reported amounts for the three months ended March 31, 2009 and the fiscal year ended December 31, 2008 are presented below in the following tables:

	Balance Sheet March 31, 2009
	As originally filed	As Restated	Difference
Preferred Stock	—	250	250
Additional Paid in Capital	5,356,713	2,548,810	(2,807,903)
Retained Deficit	(7,255,470)	(4,447,817)	2,807,653

	Balance Sheet December 31, 2008
Preferred Stock	—	250	250
Additional Paid in Capital	4,996,726	2,188,823	(2,807,903)
Retained Deficit	(6,671,260)	(3,863,607)	2,807,653

The overall result of the restatement of the financial statements for the three months ended March 31, 2009 contained in Amendment No. 1 to the Quarterly Report on Form 10-Q/A (“Form 10-Q/A No. 1”) and the revision of the financial statements for the fiscal years ended December 31, 2008 and 2007 contained in the Form 10 No. 3 was the following: (i) wages and related costs and net loss were understated for the three months ended March 31, 2009; (ii) operating expenses, wages and related costs and selling and general administration (“SGA”) costs for the fiscal year ended December 31, 2008 were understated; and (iii) net loss was overstated for the fiscal year ended December 31, 2008.

July 1, 2009 Restatement and Revision

After filing Form 10 No. 3 and Form 10-Q/A No. 1 with the SEC on May 27, 2009, the Company subsequently received another comment letter from the SEC on June 18, 2009 (“June 18th Letter”) regarding these filings. While preparing its responses to certain comments raised by the SEC in its June 18th Letter, on or about June 19, 2009, the Company determined that the previously filed Form 10-Q/A No. 1 was incorrect in that it did not contain the required explanatory paragraph in the front of the document summarizing the reasons for the amendment. Furthermore, the Form 10-Q/A No. 1 did not contain the information required by paragraph 26 of the Statement of Financial Accounting Standards No. 154 regarding corrections of errors in previously issued financial statements in that it failed to indicate that the Balance Sheet was “Restated” and did not contain the required footnote describing the errors and showing the effect of the correction on each financial statement line item.

In addition, while the Company prepared amendment number 4 to its registration statement on Form 10 (“Form 10 No. 4”) on or about June 25, 2009, the Company discovered that its financial statements for the fiscal year ended December 31, 2007 filed in Form 10 No. 3 inadvertently failed to include in the Statement of Stockholder’s Equity (Deficit) the issuance of 20,000,000 shares of the Company’s common stock in 2007 to PWTI, although the issuance had been included in the Company’s financial statements for the same periods filed as part of its original registration statement on Form 10 filed with the SEC on February 3, 2009 (“Original Form 10”). It appears that in subsequent amendments to the Original Form 10, the issuance was unintentionally left out and therefore caused the Company’s net loss to be understated by $2,000 for the fiscal year ended December 31, 2007. This error effected the subsequent periods and also caused the Statement of Stockholder’s Equity (Deficit) for the fiscal year ended December 31, 2008 to be incorrect in that it failed to then show the subsequent cancellation of 18,999,120 shares of common stock after the spin-off of the Company’s shares of common stock owned by PWTI. As a result of these errors, “Additional Paid in Capital” and “Retained Deficit” were overstated at March 31, 2009 and at December 31, 2008. In addition, operating expenses, SGA and net loss were overstated for the fiscal year ended December 31, 2008. This also caused an overstatement of the “Cash Flows from Operating Activities” and “Cash Used By Operations” in the Statement of Cash Flows for the fiscal year ended December 31, 2008, and an understatement in “Cash Flows from Operating Activities” for the fiscal year ended December 31, 2007.

Accordingly, the financial statements for the three months ended March 31, 2009 contained in the Form 10-Q/A No. 1, as well as the financial statements for the fiscal years ended December 31, 2008 and 2007 and the corresponding independent registered public accountant’s reports contained in Form 10 No. 3, should not be relied upon.

The Company’s board of directors has discussed the matters relating to the accounting errors with Gruber & Company, LLC, the Company’s independent registered public accounting firm. The Company filed the Form 10 No. 4 with the revised financial statements for the fiscal years ended December 31, 2008 and 2007 and Amendment No. 2 to the Quarterly Report on Form 10-Q/A with the restated financial statements for the three months ended March 31, 2009 with the SEC on July 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLING HOLDING, INC.
(Registrant)

Date: July 1, 2009	By:	/s/ Gideon Taylor
	Name:	Gideon Taylor
	Title:	Chairman and Chief Executive Officer